                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):    March 31, 1999
                                                  ----------------------


                            SS&C Technologies, Inc.
                            -----------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
           --------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


         000-28430                                     06-1169696
----------------------------              ------------------------------------
(Commission File Number)                  (I.R.S. Employer Identification No.)



80 Lamberton Road
Windsor, Connecticut                                                  06095
--------------------------------------------                       -----------
(Address of Principal Executive Offices)                           (Zip Code)


                                (860) 298-4500
             -----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

     On March 31, 1999 (the "Effective Date"), SS&C Technologies, Inc. (the "Company") acquired all of the outstanding stock of The Brookside Corporation, a Rhode Island corporation ("Brookside"), pursuant to a Stock Purchase Agreement, dated as of March 31, 1999 (the "Purchase Agreement"), by and among the Company, Brookside, and John M. Boyle (the "Stockholder").

     Pursuant to the Purchase Agreement, all of the outstanding shares of common stock of Brookside held by the Stockholder were exchanged for an aggregate of 27,600 shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company. The Company used authorized but previously unissued shares of Common Stock in connection with the acquisition, which will be accounted for as a pooling of interests. The purchase price for the shares held by the Stockholder was determined in an "arm's length" negotiation. Prior to the Effective Date, neither the Company nor any of its affiliates, nor any director or officer of the Company or any associate of any such director or officer, had any material relationship with Brookside or the Stockholder.

     Brookside, based in Boca Raton, Florida, specializes in customized investment management and accounting software and technology targeted primarily at the banking industry.

     The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired.
         -------------------------------------------

     Not applicable.

     (b) Pro Forma Financial Information.
         -------------------------------

     Not applicable.

     (c)  Exhibits.
          --------

     2    Stock Purchase Agreement, dated as of March 31, 1999, by and among
     SS&C Technologies, Inc., The Brookside Corporation and John M. Boyle.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 23, 1999          SS&C TECHNOLOGIES, INC.
                              --------------------------
                                     (Registrant)



                              By: /s/ Anthony R. Guarascio
                                  --------------------------------------
                                  Anthony R. Guarascio
                                  Senior Vice President, Chief Financial
                                  Officer and Treasurer

                                 EXHIBIT INDEX

Exhibit
Number                   Description
-------                  -----------
   2      Stock Purchase Agreement, dated as of March 31, 1999, by and among
          SS&C Technologies, Inc., The Brookside Corporation and John M. Boyle.